EXHIBIT 21.2
VERIS RESIDENTIAL, L.P.

Subsidiary	State of Incorporation or Organization
1 WATER STREET L.L.C.	NY
25 CC BONDS, L.L.C.	NJ
55 CORPORATE PARTNERS L.L.C.	DE
55 CORPORATE REALTY L.L.C.	DE
65 LIVINGSTON HOLDING L.L.C.	NJ
65 LIVINGSTON TENANT LLC	NJ
150 MAIN STREET, L.L.C.	DE
335 WASHINGTON REALTY, L.L.C.	NJ
CAL-HARBOR II & III URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR V URBAN RENEWAL ASSOCIATES L.P.	NJ
CAL-HARBOR SO. PIER URBAN RENEWAL ASSOCIATES L.P.	NJ
CALI HARBORSIDE (FEE) ASSOCIATES L.P.	NJ
EPSTEINS B 40 PARK ROSEWOOD UNIT L.L.C.	NJ
EPSTEINS B METROPOLITAN UNIT, L.L.C.	NJ
EPSTEINS B RENTALS, L.L.C.	NJ
EPSTEINS C LOFTS, LLC	NJ
GARDEN STATE VEHICLE LEASING L.L.C.	NJ
HANOVER HOSPITALITY CORP.	NJ
HARBORSIDE UNIT A URBAN RENEWAL, L.L.C.	NJ
HARBORSIDE HOSPITALITY CORP.	NJ
HAUS25 HOLDING L.L.C.	DE
JAMES URBAN RENEWAL, L.L.C.	NJ
JAMES URBAN RENEWAL 2, L.L.C.	NJ
JAMES URBAN RENEWAL 3, L.L.C.	NJ
LIBERTY TOWERS TIC I, L.L.C.	NJ
LIBERTY TOWERS TIC II, L.L.C.	NJ
LITTLETON REALTY ASSOCIATES L.L.C.	NJ
M-C HARSIMUS PARTNERS L.L.C.	NJ
M-C PLAZA II & III LLC	NJ
M-C PLAZA IV LLC	NJ
M-C PLAZA V LLC	NJ
M-C PLAZA VI & VII LLC	NJ
M-C SO. PIER L.L.C.	DE
MACK-CALI CW REALTY ASSOCIATES L.L.C.	NY
MACK-CALI HARBORSIDE UNIT A L.L.C.	NJ
MACK-CALI JOHNSON ROAD L.L.C.	NJ
MACK-CALI PLAZA I L.L.C.	NJ
MACK-CALI PROPERTY TRUST	MD

VERIS RESIDENTIAL ACQUISITION CORP.	DE
VERIS RESIDENTIAL SERVICES, INC.	NJ
MACK-CALI TRS HOLDING CORPORATION	DE
MARBELLA TOWER ASSOCIATES L.L.C.	NJ
MARBELLA TOWER ASSOCIATES SOUTH, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES, L.L.C.	NJ
MARBELLA TOWER URBAN RENEWAL ASSOCIATES SOUTH, L.L.C.	NJ
MC 55 CORPORATE DRIVE L.L.C.	DE
MC JERSEY CITY HOSPITALITY L.L.C.	NJ
MC MONUMENT APARTMENT L.P.	PA
MC MONUMENT HOLDING L.P.	PA
MC ROSELAND EPSTEINS L.L.C.	DE
MC ROSELAND JERSEY CITY II L.L.C.	DE
MC ROSELAND MA HOLDINGS L.L.C.	DE
MC ROSELAND MARBELLA SOUTH L.L.C.	DE
MC ROSELAND MONACO L.L.C.	DE
VERIS RESIDENTIAL NJ HOLDINGS L.L.C.	DE
MC ROSELAND NORTH RETAIL L.L.C.	DE
MC ROSELAND NORTH RETAIL II, L.L.C.	DE
MC ROSELAND NY HOLDINGS L.L.C.	DE
MC ROSELAND PARCEL 2 L.L.C.	NJ
MC ROSELAND RIVERWALK C L.L.C.	NJ
MC ROSELAND TRS OPERATING L.L.C.	DE
MC ROSELAND WORCESTER L.L.C.	DE
MC SOHO LOFTS TIC I, L.L.C.	DE
MCPT TRS HOLDING CORPORATION	DE
MCPT TRUST	DE
MCRC TRUST	DE
MONACO NORTH URBAN RENEWAL L.L.C.	NJ
MONACO SOUTH URBAN RENEWAL, L.L.C.	NJ
MORRISTOWN EPSTEINS, L.L.C.	NJ
OVERLOOK RIDGE L.L.C.	DE
OVERLOOK RIDGE III L.L.C.	DE
PARCEL 2 AT PORT IMPERIAL LLC	NJ
PORT IMPERIAL 8-9 URBAN RENEWAL LLC	NJ
PARK RIDGE LICENSE SUB LLC	DE
PH URBAN RENEWAL LLC	NJ
PLAZA VIII & IX ASSOCIATES L.L.C.	NJ
PORT IMPERIAL MARINA L.L.C.	NJ
PORT IMPERIAL NORTH RETAIL, L.L.C.	NJ
PORT IMPERIAL RRT PARTNER L.L.C.	NJ
PORT IMPERIAL SOUTH 11 URBAN RENEWAL, L.L.C.	NJ
PORT IMPERIAL SOUTH 1/3 GARAGE, L.L.C.	NJ

PORT IMPERIAL SOUTH 1/3 RETAIL L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 HOLDING, L.L.C.	NJ
PORT IMPERIAL SOUTH, L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 GARAGE L.L.C.	NJ
PORT IMPERIAL SOUTH 4/5 RETAIL L.L.C.	NJ
PORTSIDE 5/6, L.L.C.	DE
PORTSIDE APARTMENT DEVELOPERS, L.L.C.	DE
PORTSIDE APARTMENT HOLDINGS, L.L.C.	DE
PRUROSE MARBELLA I, L.L.C.	DE
PRUROSE MONACO HOLDINGS, L.L.C.	NJ
PRUROSE RIVERWALK G L.L.C.	NJ
RIVERWALK C. URBAN RENEWAL L.L.C.	NJ
RIVERWALK G URBAN RENEWAL, L.L.C.	NJ
ROSELAND 4/5 HOLDING, L.L.C.	NJ
ROSELAND 40 PARK, L.L.C.	DE
ROSELAND ACQUISITION CORP.	DE
ROSELAND BB HOSPITALITY, L.L.C.	NJ
ROSELAND BB PARTNER, L.L.C.	NJ
ROSELAND FREEHOLD L.L.C.	NJ
ROSELAND/HARRISON, L.L.C.	NJ
ROSELAND HOSPITALITY CORP.	NJ
ROSELAND HOTEL UNIT, L.L.C.	NJ
VERIS RESIDENTIAL MANAGEMENT COMPANY, L.L.C.	DE
VERIS RESIDENTIAL MANAGEMENT SERVICES, L.P.	NJ
ROSELAND/RBA, L.L.C.	NJ
ROSELAND SERVICES L.L.C.	DE
ROSELAND/EASTCHESTER, L.L.C.	NJ
ROSELAND/OVERLOOK, L.L.C.	NJ
ROSELAND/PORT IMPERIAL PARTNERS, L.P.	DE
ROSELAND/PORT IMPERIAL SOUTH, L.L.C.	NJ
ROSELAND/PORT IMPERIAL, L.L.C.	NJ
VERIS RESIDENTIAL DEVELOPMENT, LL	NJ
VERIS RESIDENTIAL PARTNERS, L.P.	DE
ROSELAND RESIDENTIAL TRS CORP.	DE
VERIS RESIDENTIAL TRUST	MD
ROSELAND RESIDENTIAL UNIT, L.L.C.	NJ
ROSEWOOD MORRISTOWN, L.L.C.	NJ
RRT 95 MORGAN, L.L.C.	NJ
SH HOTEL UNIT, L.L.C.	NJ
SH RESIDENTIAL UNIT, L.L.C.	NJ
VRPLP SERVICES L.L.C.	NJ
WALL 34 REALTY L.L.C.	NJ